EXECUTION COPY
                                                                EXHIBIT 10.5

                               SECOND SPT GUARANTY


     This SECOND GUARANTY (this "GUARANTY") is entered into as of October 14, 2005 by AMALGAMATED COLLATERAL TRUST, a Delaware business trust ("GUARANTOR"), in favor of and for the benefit of SNAKE RIVER SUGAR COMPANY, an Oregon cooperative ("GUARANTIED PARTY").

     WHEREAS, Valhi, Inc., a Delaware corporation ("VALHI") and the indirect holder of 100% of the outstanding stock of ASC Holdings, Inc. ("ASC"), a Utah Corporation and the sole owner of the Certificate of Beneficial Interest issued by Guarantor, has issued to Guarantied Party that certain Limited Recourse Promissory Note dated January 3, 1997 in aggregate principal amount of $212,500,000 (the "LIMITED RECOURSE PROMISSORY NOTE") and that certain Subordinated Promissory Note dated January 3, 1997 in aggregate principal amount of $37,500,000 (the "SUBORDINATED PROMISSORY NOTE," and, together with the Limited Recourse Promissory Note, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTES").

     WHEREAS, The Notes were issued in connection with the acquisition by ASC of a membership interest (the "AGM INTEREST") in The Amalgamated Sugar Company LLC, a Delaware limited liability company ("LLC"), and ASC pledged the AGM Interest to Guarantied Party to secure the Notes pursuant to a Pledge Agreement and a Limited Recourse Pledge Agreement, each dated January 3, 1997, which Pledge Agreement and Limited Recourse Pledge Agreement were amended, restated and combined as of May 14, 1997 as The Amended and Restated Pledge Agreement between ASC and Guarantied Party (the "ASC FIRST AMENDED AND RESTATED PLEDGE AGREEMENT").

     WHEREAS, ASC transferred and assigned the AGM Interest to Guarantor, and in consideration of such transfer and assignment, (i) Guarantor guaranteed the obligations of Valhi under the Limited Recourse Promissory Note and in certain circumstances the obligations of Valhi under the Subordinated Promissory Note pursuant to the Guaranty (SPT) dated as of May 14, 1997 (the "ORIGINAL SPT GUARANTY") issued by Guarantor, and (ii) Guarantor issued to Secured Party a security interest in the AGM Interest pursuant to the Pledge Agreement (SPT) dated as of May 14, 1997 between Guarantor and Guarantied Party (the "ORIGINAL SPT PLEDGE AGREEMENT").

     WHEREAS, ASC has amended and restated the ASC First Amended and Restated Pledge Agreement as the Second Amended and Restated Pledge Agreement, dated as of October 14, 2005 between ASC and Guarantied Party (the "ASC SECOND AMENDED AND RESTATED PLEDGE AGREEMENT"), and Guarantor has amended and restated the Original SPT Pledge Agreement as the Second Pledge Agreement (SPT) dated as of October 14, 2005 between Guarantor and Guarantied Party (the "SECOND SPT PLEDGE AGREEMENT").

     WHEREAS, Guarantor has and is willing to continue to irrevocably and unconditionally guaranty the obligations of Valhi pursuant to the Notes.

     WHEREAS, Guarantor and Guarantied Party desire to amend and restate the Original SPT Guarantee, as reflected herein, and therefore this Guaranty shall supersede the Original SPT Guaranty.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:


SECTION 1.  DEFINITIONS

     1.1 CERTAIN DEFINED TERMS. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

     "BENEFICIARIES"   means  Guarantied  Party  and,  upon  the  assignment  of
Guarantied Party's rights hereunder to the Agent pursuant to Section 4.12 hereof, the Noteholders.

     "DEPOSIT TRUST AGREEMENT" means the Deposit Trust Agreement relating to Guarantor dated as of May 14, 1997 between ASC, as Certificateholder and Company Trustee (each as therein defined), and Wilmington Trust Company, as Resident Trustee (as therein defined), as the same may be amended, supplemented or otherwise modified from time to time.

     "GUARANTIED   OBLIGATIONS"  has  the  meaning  assigned  to  that  term  in subsection 2.1.

     "GUARANTY" means this Guaranty dated as of October 14, 2005, as it may be amended, supplemented or otherwise modified from time to time.

     "LOAN DOCUMENTS" means the Notes, the ASC Second Amended and Restated Pledge Agreement and the Second SPT Pledge Agreement, together with all agreements and instruments entered into in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.

     "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Beneficiaries as required under the Loan Documents.

     "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "SUBSIDIARY" or "SUBSIDIARIES" means as to any Person (a) any corporation(s) organized under the laws of any state of the United States of which such Person or another Subsidiary of such Person, as the case may be, beneficially owns or controls, either directly or indirectly, 100% of the outstanding capital stock, and (b) any partnership(s) or other entities organized under the laws of any state of the United States in which such Person or another Subsidiary of such Person, as the case may be, holds a 100% equity interest and controls the management of such entity, and (c) in the context of a Subsidiary of Guarantied Party, LLC.

     1.2 INTERPRETATION. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

SECTION 2.  THE GUARANTY

     2.1 GUARANTY OF THE GUARANTIED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

     (a) any and all obligations of Valhi in respect of advances, borrowings, loans, debts, interest, fees, costs, expenses (including, without limitation, legal fees and expenses of counsel and allocated costs of internal counsel), indemnities and liabilities of whatsoever nature now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Limited Recourse Promissory Note and in connection with the Subordinated Promissory Note (but only to the extent the Subordinated Promissory Note is, pursuant to its terms, non-recourse to Valhi) and any instruments or agreements entered into in connection therewith, including those arising under successive transactions under the Notes which shall either continue such obligations of Valhi or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Valhi, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Valhi for such interest in the related bankruptcy proceeding; and

     (b) those expenses set forth in subsection 2.7 hereof.

     2.2 PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which Guarantied Party or any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Valhi to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Valhi, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Valhi for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Guarantied Party:

     First, to the payment of the costs and expenses of any collection or realization under this Guaranty, including reasonable compensation to Guarantied Party and its agents and counsel, and all expenses, liabilities and advances made or incurred by Guarantied Party in connection therewith;

     Second, to the payment of all other Guarantied Obligations in such order as Guarantied Party shall elect; and

     Third, after payment in full of all Guarantied Obligations, to the payment to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

     2.3 LIABILITY OF GUARANTOR ABSOLUTE. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

(a) This Guaranty is a guaranty of payment when due and not of collectibility.

(b) Guarantied Party may enforce this Guaranty upon the occurrence of a default under the Notes permitting or resulting in acceleration thereof notwithstanding the existence of any dispute between Valhi and any Beneficiary with respect to the existence of such default.

(c) The obligations of Guarantor hereunder are independent of the obligations of Valhi under the Loan Documents and the obligations of any other guarantor of the obligations of Valhi under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Valhi or any of such other guarantors and whether or not Valhi is joined in any such action or actions.

(d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Guarantied Party is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

(e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Loan Documents and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Valhi or any security for the Guarantied Obligations and (vi) exercise any other rights available to it under the Loan Documents.

(f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect;
(iv) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Valhi or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (v) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vi) any defenses, set- offs or counterclaims which Valhi may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (vii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

     2.4  WAIVERS BY  GUARANTOR.  Guarantor  hereby  waives,  for the benefit of
Beneficiaries:

     (a) any right to require Guarantied Party or any Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against Valhi, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Valhi, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Valhi or any other Person, or (iv) pursue any other remedy in the power of Guarantied Party or any Beneficiary whatsoever;

     (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Valhi including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Valhi from any cause other than payment in full of the Guarantied Obligations;

     (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

     (d) any defense based upon Guarantied Party's or any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

     (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

     (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Valhi and notices of any of the matters referred to in subsection 2.3 and any right to consent to any thereof; and

     (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     2.5 GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Valhi or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Valhi, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Valhi, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been indefeasibly paid in full, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of the Guarantied Obligations. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Valhi or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Valhi, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.6 SUBORDINATION OF OTHER OBLIGATIONS. Any indebtedness of Valhi now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Valhi to Guarantor collected or received by Guarantor after a default on the Notes has occurred and is continuing shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

     2.7 EXPENSES. Guarantor agrees to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Guarantied Party or any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.8 CONTINUING GUARANTY; TERMINATION OF GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been paid in full. Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.9 AUTHORITY OF GUARANTOR OR VALHI. It is not necessary for any Beneficiary to inquire into the capacity or powers of Guarantor or Valhi or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     2.10 RIGHTS CUMULATIVE. The rights, powers and remedies given to Guarantied Party and Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Guarantied Party and Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or any agreement between Guarantor and Guarantied Party or any Beneficiary or Beneficiaries or between Valhi and Guarantied Party or any Beneficiary or Beneficiaries or among Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.11 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.

(a) So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Guarantied Party in accordance with the terms of the Loan Documents, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Valhi. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Valhi or by any defense which Valhi may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Valhi of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Guarantied Party, or allow the claim of Guarantied Party in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c) In the event that all or any portion of the Guarantied Obligations are paid by Valhi, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

     2.12 NOTICE OF EVENTS. As soon as Guarantor obtains knowledge thereof, Guarantor shall give Guarantied Party written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of Guarantor or Valhi or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Loan Documents or any other document delivered pursuant hereto or thereto.

     2.13 SET OFF. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by any Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

In order to induce Guarantied Party and Beneficiaries to accept this Guaranty and to enter into the Loan Documents, Guarantor hereby represents and warrants to Beneficiaries that the following statements are true and correct:

     3.1 TRUST EXISTENCE. Guarantor is duly formed, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own its assets and to transact the business in which it is now engaged.

     3.2 TRUST POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Guarantor has the trust power, authority and legal right to execute, deliver and perform this Guaranty and all obligations required hereunder and has taken all necessary trust action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other Person including, without limitation, certificateholders and creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized trustee of Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

     3.3 NO LEGAL BAR TO THIS GUARANTY. The execution, delivery and performance of this Guaranty and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the Deposit Trust Agreement of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     3.4 BENEFIT TO ASC. To the best of Guarantor's knowledge, the issuance of this Guaranty hereunder to with respect to the Guarantied Obligations will benefit ASC, as the sole owner of the Certificate Of Beneficial Interest issued by Guarantor, because, among other reasons, (a) ASC, as an indirectly, wholly-owned subsidiary of Valhi, may from time to time receive capital contributions from Valhi to support its operations, and (b) Valhi has centralized certain management, financial, accounting, administrative, income tax, legal and risk management functions in one central office, and Valhi directly and indirectly provides such services to ASC, from which ASC derives benefit.


SECTION 4.  MISCELLANEOUS

     4.1 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the Loan Documents.

     4.2 NOTICES. Any communications between Guarantied Party and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission to each such party at its address set forth in the Loan Documents or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Guarantied Party or Guarantor shall not be effective until received.

     4.3 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     4.4 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     4.5 HEADINGS. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     4.6 APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.7 SUCCESSORS AND ASSIGNS. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of Guarantied Party. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of the Notes, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     4.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF WASHINGTON. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

     (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

     (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

     (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 4.2;

     (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND

     (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     4.9 WAIVER OF TRIAL BY JURY. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, each Beneficiary each (i) acknowledges that this waiver is a material inducement for Guarantor and Beneficiaries to enter into a business relationship, that Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and
(ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 4.9 AND EXECUTED BY GUARANTIED PARTY AND GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

     4.10 NO OTHER WRITING. This writing is intended by Guarantor and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     4.11 FURTHER ASSURANCES. At any time or from time to time, upon the request of Guarantied Party, Guarantor shall execute and deliver such further documents and do such other acts and things as Guarantied Party may reasonably request in order to effect fully the purposes of this Guaranty.

     4.12 ACKNOWLEDGEMENT. Guarantor hereby acknowledges and agrees that Guarantied Party will assign and grant a security interest in all of Guarantied Party's rights in, to and under this Guaranty to Northwest Farm Credit Services, FLCA, as agent (the " AGENT") for the benefit of the holders (the "NOTEHOLDERS") of the 7.61% Senior Notes due September 30, 2012 (the "SENIOR NOTES") issued by Guarantied Party pursuant to the Note Purchase Agreement, dated October 17, 2005, among Guarantied Party, Agent and the purchasers referred to therein (the "NOTE PURCHASE AGREEMENT"), as the same may be amended, supplemented or otherwise modified from time to time, as security for Guarantied Party's obligations under the Senior Notes and the Note Purchase Agreement, and thereafter the Agent shall have all of the rights granted to Guarantied Party hereunder. So long as the Agent has any security interest in this Guaranty, the term "GUARANTIED PARTY" shall include the Agent for all purposes under this Agreement.


                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its trustee thereunto duly authorized as of the date first written above.


AMALGAMATED COLLATERAL TRUST

By:  ASC Holdings, Inc., as Company Trustee

By:      /s/Gregory M. Swalwell
         --------------------------------------------------------------
         Gregory M. Swalwell
         Vice President


SNAKE RIVER SUGAR COMPANY


By:      /s/Dave Budge
         --------------------------------------------------------------
         Dave Budge
         Vice President